UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  April 1, 2005

                              --------------------

                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)


              Nevada                     1-8601              36-2972588
 (State or other jurisdiction of  (Commission File Number)  (IRS Employer
          incorporation)                                  Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)


                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On April 1, 2005, the Board of Directors of CreditRiskMonitor.com, Inc. ("CRM") elected Mr. Andrew Melnick to serve as a director of CRM, effective immediately. A copy of the press release announcing Mr. Melnick's election as a director is annexed hereto as Exhibit 99.1.

There is no arrangement or understanding between Mr. Melnick and any other persons pursuant to which he was selected as a director, nor is there any transaction during the last two years, or any proposed transaction, to which CRM was or is to be a party, in which Mr. Melnick or any member of his immediate family had or is to have an interest. At the time of this filing, Mr. Melnick has not been named to serve on any committee of the Board of Directors of CRM, and no determination has been made as to any such proposed service.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

         Exhibit No.       Description
         ----------        -----------
         99.1              Press Release issued on April 5, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CREDITRISKMONITOR.COM, INC.



Date: April 5, 2005                       By: /s/ Lawrence Fensterstock
                                              ---------------------------
                                                  Lawrence Fensterstock
                                                  Chief Financial Officer